UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 11, 2021

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2021 at the Company’s principal executive offices located at 8840 Wilshire Blvd., Beverly Hills, California 90211.  At the Annual Meeting, the Company’s stockholders were asked to vote upon the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2021:

1.	The election of six nominees to the Company’s Board of Directors to serve until the 2022 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo and Earl M. (Duke) Collier, Jr.;

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To approve the adoption of the Capricor Therapeutics 2021 Equity Incentive Plan; and

4.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation.

The final results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 14,017,629 shares of the 22,797,930 shares of the Company’s common stock entitled to vote, were as follows:

1.	Each of Dr. Litvack, Dr. Marbán, and Messrs. Musket, Dunbar, Manzo, and Collier were elected as directors of the Company to serve until the 2022 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	4,762,449	320,187	8,934,993
Linda Marbán, Ph.D.	4,719,902	362,734	8,934,993
David B. Musket	3,864,820	1,217,816	8,934,993
George W. Dunbar, Jr.	3,647,982	1,434,654	8,934,993
Louis Manzo	3,646,773	1,435,863	8,934,993
Earl M. (Duke) Collier, Jr.	4,283,839	798,797	8,934,993

2.	The appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,430,452	504,526	82,651	0

3.	The adoption of the Capricor Therapeutics 2021 Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,856,004	2,124,889	101,743	8,934,993

4.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,494,772	1,470,318	117,546	8,934,993

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: June 16, 2021	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer